UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, Sterling Bancorp (the “Company”) is today filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission. In connection therewith, the Company is filing herewith the consent of KPMG LLP, independent auditors of Hudson Valley Holding Corp., which merged into the Company effective June 30, 2015, to the reference of their firm under the heading “Experts” in the preliminary prospectus supplement of the Company to be dated November 16, 2016.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, independent auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp

Date: November 16, 2016	By:	/s/ Jack L. Kopnisky
	Name:	Jack L. Kopnisky
	Title:	President and Chief Executive Officer